UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 19, 2025
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 19, 2025, Genprex, Inc. (“Genprex” or the “Company”) received a letter from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market, under Listing Rule 5550(b)(1) (the “Minimum Stockholders’ Equity Requirement”), because the Company’s stockholders’ equity of $1,391,195 as reported in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2025 was below the required minimum of $2.5 million, and because, as of August 19, 2025, the Company did not meet the alternative compliance standards relating to market value of listed securities or net income from continuing operations. The Staff indicated that this non-compliance with the Minimum Stockholders’ Equity Requirement serves as additional and separate basis for delisting the Company’s securities from Nasdaq.

As previously disclosed, on August 12, 2025, the Company received a letter from Nasdaq indicating that, because the Company has not regained compliance with the $1.00 minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on the Nasdaq Capital Market (the “Bid Price Requirement”) and because of the Company’s ineligibility for a second 180 calendar day compliance period, the Staff had determined to delist the Company’s securities from Nasdaq unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”). The Bid Price Requirement of the Nasdaq Listing Rules requires listed securities to maintain a minimum bid price of $1.00 per share and, as previously disclosed, on February 7, 2025, Nasdaq had notified the Company that based upon the closing bid price of the Company’s common stock for the last 30 consecutive business days, the Company no longer met the Bid Price Requirement. In accordance with Listing Rule 5810(c)(3)(A), Nasdaq had provided us 180 calendar days, or until August 6, 2025, to regain compliance with the Bid Price Requirement. The Company did not regain compliance with the Bid Price Requirement during such 180 calendar day period and, because the Company does not meet Nasdaq’s $5,000,000 minimum stockholders’ equity initial listing requirement, the Staff determined that the Company was not eligible for an additional 180-day extension to meet the Bid Price Requirement.

On August 19, 2025, the Company timely requested a hearing before the Panel.  At the Panel hearing, the Company intends to request an extension within which to evidence compliance with the Bid Price Requirement and the Minimum Stockholders’ Equity Requirement, to present its views with respect to these deficiencies, and to submit and present the Company’s plan to regain compliance with all applicable requirements for continued listing on Nasdaq, including compliance with the Bid Price Requirement and the Minimum Stockholders’ Equity Requirement.

The Company’s request for a hearing has stayed any suspension or delisting action by the Staff pending the hearing and the expiration of any additional extension period granted by the Panel following the hearing. The Company intends to continue to take definitive steps in an effort to evidence compliance with the Minimum Stockholders’ Equity Requirement, the Bid Price Requirement, and the other Nasdaq listing requirements.  However, there can be no assurance that the Panel will grant the Company’s request for continued listing or that the Company will be able to evidence compliance with the Minimum Stockholders’ Equity Requirement, the Bid Price Requirement and other Nasdaq listing requirements within any extension period that may be granted by the Panel or that the Company will be able to maintain compliance with the other Nasdaq listing requirements.

The Company, by filing this Form 8-K, discloses its receipt of the Letter from Nasdaq in accordance with Nasdaq Listing Rule 5810(b).

Cautionary Language Concerning Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act, as amended, including those relating to the Company’s ability to regain (as applicable) and maintain compliance with the continued listing requirements of Nasdaq and maintain the listing of the Company’s common stock; statements about the future listing of the Company’s common stock; statements about the Company’s intentions and plans for addressing Nasdaq listing deficiencies, including statements about plans for regaining compliance and intended actions in connection with the requested Nasdaq Panel hearing; and statements about the Company’s intentions and plans including anticipated actions and requests in connection with the Nasdaq process, requests for extensions, statements about requested relief from Nasdaq or the hearing Panel or the type of relief that may be available; statements regarding plans that the Company may implement or actions that the Company may take in furtherance of regaining compliance; statements about potential responses by Nasdaq or the hearing Panel; and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential, “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or the Company’s financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in “Risk Factors” in the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2024, the Company’s Quarterly Reports on Form 10-Q filed since such Annual Report on Form 10-K, and the Company’s other filings from time to time with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPREX, INC.

Date: August 20, 2025	By:	/s/ Ryan Confer
Ryan Confer
President, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)